                                                                   EXHIBIT 10.29

                                                                  CONFORMED COPY

                  RESTRUCTURING AGREEMENT dated as of April 30, 1992, among BUFFALO BROADCASTING CO. INC., a New York corporation (the "Company"), the holders of notes evidencing indebtedness of the Company listed on the signature pages hereof (each a "Holder" and collectively the "Holders") and BUFFALO MANAGEMENT ENTERPRISES CO. INC., a New York corporation (the "Manager").

         Reference is made to the Trust Indenture dated as of December 1, 1988, as amended (the "Indenture"), from the Company to State Street Bank and Trust Company, National Association (as successor to The Connecticut Bank and Trust Company, National Association), as Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

         The Company and the Holders are entering into this Agreement in order to set forth their agreement regarding the terms and conditions of a capital restructuring of the Company and related matters (such capital restructuring, including the consummation of the transactions contemplated hereby, being referred to herein as the "Restructuring").

         Accordingly, in consideration of the mutual agreements of the parties hereto and other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1. Actions Prior to Closing. The Manager has been incorporated as a wholly-owned subsidiary of King World, with a certificate of incorporation and other organizational documentation substantially in the form of Exhibit A hereto. Prior to the Closing (as defined below), (a) the Company shall amend and restate its certificate of incorporation substantially in the form of Exhibit B hereto (the "Restated Certificate of Incorporation") and amend and restate its by-laws substantially in the form of Exhibit C hereto (the "Restated By-laws") and (b) the Company shall exercise its best efforts to obtain the approval of the FCC for the Restructuring.

         SECTION 2. Restructuring Transactions. Upon obtaining FCC approval for the Restructuring, the Company will promptly notify the Holders thereof and of the date (the "Closing Date") upon which the Restructuring shall be consummated. The consummation of the Restructuring, including the transactions contemplated by this Section and


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                                                                               2

the actions to be taken by the parties hereto in connection therewith, are referred to herein as the "Closing". Unless otherwise agreed, the Closing shall take place at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York. Subject to the terms and conditions of this Agreement, each of the parties hereto hereby agrees, on the Closing Date, to take the actions specified below to be taken by such party in connection with the Closing (it being understood that the Holders shall be responsible for causing the Trustee to take actions to be taken by it):

         (a) Amendment of Indenture. The Company and the Trustee shall execute and deliver an amendment to the Indenture (the "First Supplemental Indenture") substantially in the form attached as Exhibit D hereto, and the Holders shall instruct the Trustee to execute and deliver such amendment in accordance with the Indenture. The Holders of the Senior Secured Notes shall surrender such Notes for cancelation in exchange for, and the Company shall execute and deliver to such Holders, new Senior Secured Notes in the form contemplated by such amendment and in the same principal amount, and registered in the same names, as the Senior Secured Notes so surrendered.

         (b) Issuance of Preferred Stock. The Company shall issue shares of its Preferred Stock (such term, and other capitalized terms used in this Section 2(b) and not otherwise defined in the Indenture, being used as defined in the Restated Certificate of Incorporation) to the Holders and the Manager, as follows:

                  (i) the Company shall issue to the Holders of the Senior Secured Notes all the authorized shares of its Series A Preferred Stock, such shares to be issued to such Holders pro rata in accordance with the respective outstanding principal amounts of their Senior Secured Notes;

                  (ii) the Company shall issue to the Holders of the Series I Subordinated Notes and related Warrants all the authorized shares of its Series B Preferred Stock, such shares to be issued to such Holders pro rata in accordance with the respective outstanding principal amounts of their Series I Subordinated Notes;

                  (iii) the Company shall issue to the Holders of the Series II Subordinated Notes and the related Warrants all the authorized shares of its Series C Preferred


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                                                                     3


         Stock, such shares to be issued to such Holders pro rata in accordance with the respective outstanding principal amounts of their Series II Subordinated Notes; and

                  (iv) the Company shall issue to the Manager all the authorized shares of its Series D Preferred Stock.

The shares of Preferred Stock to be issued as provided above shall be represented by stock certificates (bearing appropriate legends regarding transfer restrictions and the special powers applicable to the Series D Preferred Stock) duly executed and delivered on behalf of the Company and registered in the name of the applicable Holder or the Manager, as the case may be. In consideration of the foregoing, (A) the Holders of the Senior Secured Notes shall exchange their Senior Secured Notes for new Senior Secured Notes as provided in Section 2(a) above, (B) the Holders of the Subordinated Secured Notes and the Warrants shall surrender the same for cancelation and (C) the Manager shall enter into the Management Agreement as provided in Section 2(g) below.

         (c) Voting Trust Agreement. The Manager shall enter into a voting trust agreement (the "Voting Trust Agreement") substantially in the form of Exhibit E hereto with the person identified therein as the voting trustee (the "Voting Trustee") and the Company. King World shall transfer to the Manager all outstanding shares of the Company's Common Stock, and the Manager shall transfer such shares to the Voting Trustee in accordance with the Voting Trust Agreement, in each case subject to the Initial Pledge Agreement. The Security Agent (as defined in the Initial Pledge Agreement) shall surrender to the Company the stock certificate evidencing such shares in exchange for a new stock certificate to be held by the Security Agent evidencing such shares (bearing appropriate legends, as described above with respect to the Preferred Stock) duly executed and delivered on behalf of the Company and registered in the name of the Voting Trustee. The Voting Trustee shall issue to the Manager a Voting Trust Certificate (as defined in the Voting Trust Agreement) representing such shares.

         (d) Restated Pledge Agreement. The Voting Trustee, the Manager and the Agent and Secured Party (the "Security Agent") under the Initial Pledge Agreement shall enter into an amended and restated pledge agreement (the "Assumption, Amendment and Restatement of Pledge Agreement")


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                                                                               4

substantially in the form of Exhibit F hereto, amending and restating the Initial Pledge Agreement. The Voting Trustee shall deliver to the Security Agent a stock power relating to the shares of the Company's Common Stock pledged under the Assumption, Amendment and Restatement of Pledge Agreement, duly executed by the Voting Trustee in blank. The Manager shall deliver to the Security Agent a stock power relating to the shares of the Company's Preferred Stock pledged under the Assumption, Amendment and Restatement of Pledge Agreement, duly executed by the Manager in blank.

         (e) Manager Pledge Agreement. King World and the Trustee, as security agent, shall enter into a pledge agreement (the "Manager Pledge Agreement") substantially in the form of Exhibit G hereto. King World shall deliver to the Trustee, as security agent under the Manager Pledge Agreement, a stock certificate evidencing all outstanding shares of capital stock of the Manager, together with a stock power relating thereto duly executed by King World in blank.

         (f) Shareholders Agreement. The Company, the Manager, King World, the Voting Trustee and the Holders shall enter into a shareholders agreement (the "Shareholders Agreement") substantially in the form of Exhibit H hereto.

         (g) Management Agreement. The Company and the Manager shall enter into a management agreement (the "Management Agreement") substantially in the form of
Exhibit I hereto.

         (h) Other Security Documents. The Company and the Trustee, as security agent, shall enter into an amendment to the Security Agreement (the "First Amendment to Security Agreement") substantially in the form of Exhibit J hereto, providing (among other things) for the assignment by the Company to the Trustee, as security agent thereunder, of the rights of the Company under the Management Agreement as security for the Senior Secured Notes. The Company and the Trustee, as agent and secured party, shall enter into an amendment to the Subsidiary Stock Pledge Agreement (the "First Amendment to Subsidiary Pledge Agreement") substantially in the form of Exhibit K hereto. The Company and the Trustee, as mortgagee, shall enter into an amendment to the Initial Mortgage (the "First Amendment to Mortgage") substantially in the form of Exhibit L hereto.


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                                                                               5

         (i) Prepayment of Senior Secured Notes. On the Closing Date, the Company shall make a prepayment of principal in respect of the Senior Secured Notes in an amount equal to the excess of (i) all available cash of the Company on the Closing Date, over (ii) the sum of the transaction costs (including the fees and expenses of counsel to all parties) to be paid by the Company in connection with the Restructuring plus $1,500,000. For purposes of the foregoing, the Company's available cash on the Closing Date and the transaction costs to be paid by the Company in connection with the Restructuring shall be calculated by the Company (which calculation shall be reasonably satisfactory to the Holders of the Senior Secured Notes) and certified to the Holders of the Senior Secured Notes at the Closing, and the amount of such transaction costs may be reasonably estimated by the Company to the extent that invoices have not been submitted.

         SECTION 3. Conditions. (a) The obligations of each party hereto to take the actions to be taken by it at the Closing as provided in Section 2 hereof shall be subject to the performance by the other parties hereto of the actions to be taken by such other parties in connection with the Restructuring, it being understood that the actions to be taken at the Closing pursuant to Section 2 hereof are mutually dependent and shall be taken substantially simultaneously.

         (b) In addition, the obligations of each Holder to take the actions to be taken by such Holder at the Closing as provided in Section 2 hereof shall be subject to the following conditions:

                  (i) the representations and warranties of the Company contained herein shall be true and correct on the Closing Date with the same effect as though made on and as of the Closing Date;

                  (ii) the Company shall have delivered to such Holder (A) certified copies of its Restated Certificate of Incorporation and Restated By-laws, (B) certified copies of resolutions evidencing the due authorization of all actions to be taken by the Company in connection with the Restructuring and (C) a certificate regarding the incumbency of all officers of the Company executing any agreement or instrument to be executed by the Company as provided in Section 2 hereof;


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                                                                               6

                  (iii) the Manager shall have delivered to such Holder (A) certified copies of its certificate of incorporation and other organizational documentation, which shall be substantially in the form of Exhibit A hereto (including the resolutions provided for therein authorizing the actions to be taken by the Manager in connection with the Restructuring) and (B) a certificate regarding the incumbency of all officers of the Manager executing any agreement or instrument to be executed by the Manager as provided in Section 2 hereof;

                  (iv) the Company shall have delivered to such Holder evidence reasonably satisfactory to such Holder that any required consent or approval of the FCC to the Restructuring has been obtained and that such consent or approval has become final on or before the Closing Date (such consent, including consent duly granted by the FCC staff pursuant to delegated authority, shall be deemed to have become final if (i) it has not been reversed, stayed, enjoined or set aside, (ii) no timely request for stay, rehearing or reconsideration of, or appeal from, that consent is pending before the FCC or any court of competent jurisdiction and (iii) the time for filing any such request, petition or appeal, or for sua sponte review by the FCC, has expired);

                  (v) such Holder shall have received from Cravath, Swaine & Moore, counsel to the Company, and Wilmer, Cutler & Pickering, special FCC counsel to the Company, their respective opinions, dated the Closing Date, substantially in the forms attached hereto as Exhibits M-1 and M-2, respectively;

                  (vi) the Company shall have duly paid all expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Restructuring Documents (as hereinafter defined), including, but not limited to, all fees and expenses referred to in Section 6 hereof;

                  (vii) such Holder shall have received written confirmation, in form and substance reasonably satisfactory to it, that the title insurance insuring the lien of the Mortgage remains in full force and effect after giving effect to the First Amendment to Mortgage;


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                                                                               7

                  (viii) a Private Placement Number relating to each series of Preferred Stock shall have been duly ordered from Standard & Poor's Corporation; and

                  (ix) all documents and instruments to be executed and delivered in connection with the Restructuring, the forms and terms of which are not otherwise provided for herein, shall be reasonably satisfactory in form and substance to such Holder and its counsel.

         SECTION 4.  Representations.  (1)  The Company
hereby represents and warrants to each Holder as follows:

         (a) The Company:

                  (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (ii) has all requisite power and authority and all necessary licenses and permits to carry on its business as now conducted and as presently proposed to be conducted;

                  (iii) is duly licensed or qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification or licensing necessary; and

                  (iv) has no Subsidiaries except for Satellite Signals Unlimited, Inc., a New York corporation, and owns no equity interests in any other Person.

         (b) Since the date of the latest balance sheet provided by the Company, there has been no material change in the business, operations, or condition, financial or otherwise, of the Company as shown on the balance sheet as of such date or the income statement for the period then ended, except changes in the ordinary course of business, none of which, individually or in the aggregate, has been materially adverse.

         (c) The financial statements referred to in paragraph (b) above do not, nor does this Agreement, the First Supplemental Indenture or any other document or written statement furnished by the Company to the Holders in connection with the negotiation of the Restructuring, this


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                                                                               8

Agreement or the First Supplemental Indenture, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. Except for generally prevailing economic and industry conditions, there is no fact peculiar to the Company (whether or not in connection with the Restructuring) which the Company has not disclosed to the Holders which materially adversely affects nor, so far as the Company can now foresee, will materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the ability of the Company to enter into and perform this Agreement and the First Supplemental Indenture.

         (d) There are no proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or the Station in any court or before any governmental authority or arbitration board or tribunal which, either individually or in the aggregate, could reasonably be expected to materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the Station, or the ability of the Company to consummate the transactions or perform and carry out its obligations contemplated by this Agreement. The Company is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

         (e)(i) The execution and delivery of this Agreement, the First Supplemental Indenture, the voting Trust Agreement, the Shareholders Agreement, the Management Agreement, the Assumption, Amendment and Restatement of Pledge Agreement, the Manager Pledge Agreement, the First Amendment to Security Agreement, the First Amendment to Mortgage and the First Amendment to Subsidiary Pledge Agreement (collectively referred to herein as the "Restructuring Documents"), in each case to which the Company is or is to be a party:

                  (A) are within the corporate powers of the Company and have been duly authorized by proper corporate action on the part of the Company; and

                  (B) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Restated Certificate of Incorporation or By-laws of the Company


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                                                                     9


         or any loan agreement, indenture or other material agreement to which the Company is a party or by which it may be bound on the Closing Date or result in the imposition of any Lien on any property of the Company (other than the Liens to be created pursuant to the Restructuring Documents as contemplated hereby).

         (ii) This Agreement is, and, on the Closing Date, each of the other Restructuring Documents to which the Company is to be a party shall be, a legal, valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with its terms.

         (f) After giving effect to the Restructuring Documents and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing. After giving effect to each of the Restructuring Documents, the Company is not in default in the payment of principal or interest on any Indebtedness for borrowed money and is not in default under any instrument or instruments or agreements under and subject to which any Indebtedness for borrowed money has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder. The Company is not in violation of any term of any agreement, charter instrument, regulation or other instrument to which it is a party or by which it may be bound which violation would have a material adverse effect on the business or the financial condition of the Company.

         (g) Except for the consent of the FCC, no approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of any Restructuring Document or compliance by the Company with any of the provisions thereof.

         (h) After giving effect to the Restructuring, the authorized capital stock of the Company shall be as set forth in the Restated Certificate of Incorporation. All outstanding shares of the Company's Common Stock are duly authorized, validly issued, fully paid and non-assessable and, after giving effect to the Restructuring, shall be owned by the Voting Trustee pursuant to the terms of the Voting Trust Agreement. After giving effect to the Restructuring, the Company does not have outstanding any warrants, options, convertible securities, or other rights for the purchase or acquisition of shares of its Common


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                                                                              10

Stock or Preferred Stock. The shares of Preferred Stock, which are on the Closing Date being issued to the Holders, have the voting powers, designations, preferences, special rights, qualifications, limitations and restrictions thereof set forth in the Restated Certificate of Incorporation, this Agreement and the laws of the State of New York. Upon the issuance and delivery of the Preferred Stock as contemplated in this Agreement, all shares of the Preferred Stock will be validly issued, fully paid and nonassessable shares and will not be the subject of any restrictive voting agreement, other than the Voting Trust Agreement and the Shareholders Agreement.

         (2) The Manager hereby represents and warrants to each Holder as follows:

         (a) The Manager:

                  (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (2) has all requisite power and authority and (after giving effect to the Restructuring) all necessary licenses and permits to carry on its business as now conducted and as presently proposed to be conducted;

                  (3) is duly licensed or qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification or licensing necessary; and

                  (4) has no Subsidiaries.

         (b) There are no proceedings pending or, to the knowledge of the Manager, threatened against or affecting the Manager in any court or before any governmental authority or arbitration board or tribunal which, either individually or in the aggregate, could reasonably be expected to materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Manager, or the ability of the Manager to consummate the transactions or perform and carry out its obligations contemplated by this Agreement. The Manager is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.


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                                                                              11

         (c)(i) The execution and delivery of this Agreement and the other Restructuring Documents to which it is to be a party:

                  (A) are within the corporate powers of the Manager and have been duly authorized by proper corporate action on the part of the Manager; and

                  (B) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Manager or any loan agreement, indenture or other agreement to which the Manager will be a party or by which it may be bound on the Closing Date or result in the imposition of any Lien on any property of the Manager (other than the Liens to be created pursuant to the Restructuring Documents as contemplated hereby).

         (ii) This Agreement is, and, on the Closing Date, each of the other Restructuring Documents to which the Manager is to be a party shall be, a legal, valid and binding agreement and obligation of the Manager, enforceable against the Manager in accordance with its terms.

         (d) After giving effect to each of the Restructuring Documents and the transactions contemplated thereby, the Manager will not be in default in the payment of principal or interest on any Indebtedness for borrowed money and will not be in default under any instrument or instruments or agreements under and subject to which any Indebtedness for borrowed money has been issued and no event will have occurred and be continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder. The Manager is not in violation of any term of any agreement, charter instrument, regulation or other instrument to which it is a party or by which it may be bound which violation would have a material adverse effect on the business or the financial condition of the Manager.

         (e) Except for the consent of the FCC, no approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Manager of any Restructuring Document or compliance by the Manager with any of the provisions thereof.

         (3) Each party to this Agreement to whom shares of Preferred Stock are to be issued hereby represents and warrants to the Company that it is an "accredited investor" as that term is defined and used in Regulation D promulgated under the Securities Act of 1933, and will acquire such Preferred Stock for its own account or a sub-account maintained by it, or both, for investment, but without prejudice to its right at all times to sell or otherwise dispose of such Preferred Stock in a transaction exempt from the registration requirements of such Securities Act and subject, however, to the condition that the disposition of its property shall at all times be in its control (subject to compliance with applicable Federal and state securities laws and the Shareholders Agreement).

         SECTION 5. Consent of Holders; Direction to Trustee. By the execution and delivery of this Agreement, each of the Holders hereby consents to (i) the Restructuring on the terms set forth in this Agreement, and (ii) the execution and delivery by the parties thereto, including without limitation State Street Bank and Trust Company, National Association ("State Street Bank"), as Trustee, Agent or Secured Party, of each of the Restructuring Documents. Further, by execution and delivery of this Agreement, each of the Holders authorizes and directs said State Street Bank, in its capacity as Trustee, Agent or Secured Party, to execute and deliver all such documents to which it is a party. State Street Bank shall be entitled to the benefits of, and may rely upon, this
Section 5 as though it were a party to this Agreement.

         SECTION 6. Expenses. The Company agrees to pay the reasonable fees and expenses of Messrs. Chapman and Cutler, Messrs. Kaye, Scholer, Fierman, Hays & Handler, Messrs. Cravath, Swaine & Moore and Messrs. Wilmer, Cutler & Pickering, in connection with the Restructuring.

         SECTION 7. Miscellaneous. (a) This Agreement constitutes the entire understanding among the parties hereto and no modification, amendment or waiver of any of the provisions hereof shall be valid unless in writing and signed by the party against whom enforcement thereof is sought.


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                                                                              13

         (b) Subject to paragraph (e) below, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors.

         (c) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         (d) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

         (e) This Agreement shall not be valid or effective for any purpose until counterparts hereof bearing the signatures of each of the parties hereto have been delivered to the Company.

         (f) The obligations of each Holder hereunder are several and not joint.

         (g) This Agreement constitutes a subscription agreement pursuant to which each Holder and the Manager, subject to the terms and conditions set forth herein, subscribes for the shares of Preferred Stock to be issued to it as provided in Section 2(b) hereof, and the Company hereby accepts such subscription.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                 BUFFALO BROADCASTING CO., INC.,

                                                  by
                                                    /s/      Jeffrey E. Epstein
                                                    ----------------------------
                                                     Name:
                                                     Title:   President

                                                 BUFFALO MANAGEMENT ENTERPRISES
                                                 CO. INC.,

                                                  by
                                                    /s/      Jeffrey E. Epstein
                                                   -----------------------------
                                                   Name:
                                                   Title:   President

                                    KING WORLD PRODUCTIONS, INC.,

                                    by
                                             /s/      Jeffrey E. Epstein
                                             -----------------------------------
                                             Name:
                                             Title:   Chief Financial Officer

                                    CIG & CO. (as nominee for CIGNA
                                    Property and Casualty Insurance
                                    Company),

                                    by

                                             /s/      James R. Kuzemchak
                                             -----------------------------------
                                             Name:
                                             Title:   Partner

                                    CIG & CO. (as nominee for
                                    Connecticut General Life
                                    Insurance Company),

                                    by

                                             /s/ James R. Kuzemchak
                                             -----------------------------------
                                             Name:
                                             Title:   Partner

                                    INSURANCE COMPANY OF NORTH
                                    AMERICA,

                                    by

                                             /s/ James R. Kuzemchak
                                             -----------------------------------
                                             Name:
                                             Title:   Managing Director

                                    LIFE INSURANCE COMPANY OF NORTH
                                    AMERICA,

                                    by

                                             /s/ James R. Kuzemchak
                                             -----------------------------------
                                             Name:
                                             Title:   Managing Director

                                    BARCLAYSAMERICAN/BUSINESS
                                    CREDIT, INC.,

                                    by

                                             /s/      David Harrington
                                             -----------------------------------
                                             Name:
                                             Title:   Vice President

                                    CHRYSLER CAPITAL CORPORATION,

                                    by

                                             /s/     Joseph Skaferowsky
                                             -----------------------------------
                                            Name:
                                            Title:   Business Operations Manager

                                    OPRAH WINFREY,

                                    by

                                             /s/      Oprah Winfrey
                                             -----------------------------------
                                    JEFFREY D. JACOBS,

                                    by

                                             /s/      Jeffrey D. Jacobs
                                             -----------------------------------
                                    C. F. FINANCE CORPORATION,

                                    by

                                             /s/      G. John Krediet
                                             -----------------------------------
                                             Name:
                                             Title:   President